                                                 Exhibit 99.1

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
REPORTS RESULTS FOR THE FULL YEAR AND FOURTH QUARTER ENDED
DECEMBER 31, 2011

FULL YEAR
- Net revenues of US$ 864.8 million up 17% -
- OIBDA of US$ 167.0 million up 56% -
- Free cash flow of US$ (3.5) million up 96% -

FOURTH QUARTER
- Net revenues of US$ 276.9 million up 8% -
- OIBDA of US$ 81.2 million up 25% -

HAMILTON, BERMUDA, February 22, 2012 - Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the full year and three months ended December 31, 2011.

Net revenues for the year ended December 31, 2011 increased by US$ 127.6 million to US$ 864.8 million compared to 2010 and OIBDA1 increased by US$ 59.7 million to US$ 167.0 million. Operating income for the year was US$ 6.8 million. Net loss from continuing operations for the year was US$ (179.6) million. Free cash flow2 for the year improved to US$ (3.5) million from US$ (95.5) million for 2010.

Net revenues for the fourth quarter of 2011 increased by US$ 19.5 million to US$ 276.9 million compared to the fourth quarter of 2010. OIBDA for the quarter improved by US$ 16.4 million to US$ 81.2 million. Operating loss for the quarter was US$ (12.1) million. Net loss from continuing operations for the quarter was US$ (77.2) million.

Adrian Sarbu, President and Chief Executive Officer of CME, commented: “In a difficult year we kept our promises: our revenues grew by 17%, our OIBDA increased by 56% and our cash flow improved by 96%. We outperformed the markets following successful implementation of our new business model: One Content, Multiple Distribution. We maintained our leadership in each country and reduced like-for-like costs. We have positioned the company on a strong path for growth with revenues driven not only by advertising but also by content and digital distribution.  In 2012, we will focus on deleveraging, strengthening our leadership and fuelling new revenue engines.”

- continued -

1 OIBDA, which includes program rights amortization costs, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets as defined in "Segment Data" below.

2 Free cash flow is defined as cash flows from continuing operating activities less expenditure on property, plant and equipment, net of disposals of property, plant and equipment.

Consolidated Results for the Year Ended December 31, 2011

Net revenues for the year ended December 31, 2011 increased by 17.3% to US$ 864.8 million from US$ 737.1 million for the year ended December 31, 2010.  Operating income, which included impairment losses of US$ 68.7 million, was US$ 6.8 million for the year ended December 31, 2011 compared to US$ 22.9 million for the year ended December 31, 2010.  Net loss from continuing operations for the year ended December 31, 2011 was US$ (179.6) million compared to a net loss of US$ (116.9) million for the year ended December 31, 2010. Fully diluted loss from continuing operations per share for the year ended December 31, 2011 was US$ (2.71) compared to US$ (1.77) for the year ended December 31, 2010.

OIBDA for the year ended December 31, 2011 increased by 55.6% to US$ 167.0 million from US$ 107.3 million in the year ended December 31, 2010. OIBDA margin3 for the year ended December 31, 2011 increased to 19.3% from 14.6% in the year ended December 31, 2010.

Headline consolidated results for the year ended December 31, 2011 and 2010 were:

	RESULTS
	For the Year Ended December 31, (US $000's)
	2011	2010	$ change	% change
Net revenues	$864,782	$737,134	$127,648	17.3%
OIBDA	167,002	107,323	59,679	55.6%
Operating income	6,792	22,877	(16,085)	(70.3)%
Net loss from continuing operations	(179,604)	(116,924)	(62,680)	(53.6)%
Fully diluted loss from continuing operations per share	$(2.71)	$(1.77)	$(0.94)	(53.1)%

Consolidated Results for the Three Months Ended December 31, 2011

Net revenues for the three months ended December 31, 2011 increased by 7.6% to US$ 276.9 million from US$ 257.4 million for the three months ended December 31, 2010.  Operating loss for the quarter, which included impairment losses of US$ 68.7 million, was US$ (12.1) million compared to operating income of US$ 41.9 million for the three months ended December 31, 2010. Net loss for the quarter was US$ (77.2) million compared to a net loss of US$ (25.4) million for the three months ended December 31, 2010. Fully diluted loss per share for the three months ended December 31, 2011 was US$ (1.12) compared to a loss of US$ (0.41) in the same period of 2010.

OIBDA for the three months ended December 31, 2011 increased to US$ 81.2 million from US$ 64.8 million in the three months ended December 31, 2010. OIBDA margin for the three months ended December 31, 2011 increased to 29.3% from 25.2% in the three months ended December 31, 2010.

Headline consolidated results for the three months ended December 31, 2011 and 2010 were:

	RESULTS
	For the Three Months Ended December 31, (US $000's)
	2011	2010	$ change	% change
Net revenues	$276,882	$257,413	$19,469	7.6%
OIBDA	81,165	64,776	16,389	25.3%
Operating (loss) / income	(12,106)	41,903	(54,009)	n.m.[4]
Net loss	(77,225)	(25,442)	(51,783)	(203.5)%
Fully diluted loss per share	$(1.12)	$(0.41)	$(0.71)	(173.2)%

3 OIBDA margin is defined as the ratio of OIBDA to Net revenues.
4 Number is not meaningful

Segment Results

We evaluate the performance of our operations based on Net revenues and OIBDA.

Our Net revenues and Consolidated OIBDA for the year ended December 31, 2011 and 2010 were:

	SEGMENT RESULTS
	For the Year Ended December 31, (US $000's)
	2011	2010	$ change	% change
Broadcast	$774,978	$690,727	$84,251	12.2%
Media Pro Entertainment	187,224	140,797	46,427	33.0%
New Media	15,764	11,193	4,571	40.8%
Intersegment revenues	(113,184)	(105,583)	(7,601)	(7.2)%
Net revenues	$864,782	$737,134	$127,648	17.3%

Broadcast	$211,090	$164,415	$46,675	28.4%
Media Pro Entertainment	3,996	(3,005)	7,001	n.m.[4]
New Media	(2,558)	(6,542)	3,984	60.9%
Central	(41,851)	(44,062)	2,211	5.0%
Elimination	(3,675)	(3,483)	(192)	(5.5)%
Consolidated OIBDA	$167,002	$107,323	$59,679	55.6%

Our Net revenues and Consolidated OIBDA for the three months ended December 31, 2011 and 2010 were:

	SEGMENT RESULTS
	For the Three Months Ended December 31, (US $000's)
	2011	2010	$ change	% change
Broadcast	$245,062	$241,172	$3,890	1.6%
Media Pro Entertainment	60,649	47,929	12,720	26.5%
New Media	5,285	4,132	1,153	27.9%
Intersegment revenues	(34,114)	(35,820)	1,706	4.8%
Net revenues	$276,882	$257,413	$19,469	7.6%

Broadcast	$88,688	$77,502	$11,186	14.4%
Media Pro Entertainment	2,293	1,058	1,235	116.7%
New Media	565	(173)	738	n.m.[4]
Central	(9,882)	(12,939)	3,057	23.6%
Elimination	(499)	(672)	173	25.7%
Consolidated OIBDA	$81,165	$64,776	$16,389	25.3%

CME will host a teleconference and video webcast to discuss its fourth quarter and full year results on Wednesday, February 22, 2012 at 9:00 a.m. New York time (2:00 p.m. London time and 3:00 p.m. Prague time). The video webcast and teleconference will refer to presentation slides which will be available on CME's website at www.cme.net prior to the call.

To access the teleconference, U.S. and international callers may dial +1 785-424-1051 ten minutes prior to the start time and reference passcode CETVQ411. The conference call will be video webcasted live via www.cme.net and can be viewed on a range of platforms including Windows, Android and Apple devices including iPhone and iPad.

The video webcast and a digital audio replay in MP3 format will be available for two weeks following the call at www.cme.net.

In the coming weeks, CME will post the results for the quarter and full year ended December 31, 2011 for its wholly-owned subsidiary CET 21 spol. s r.o. at www.cme.net.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in CME's Annual Report on Form 10-K for the year period ended December 31, 2011, which was filed with the Securities and Exchange Commission on February 22, 2012. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission on February 22, 2012.

We make available free of charge on our website at www.cme.net our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a media and entertainment company operating leading businesses in six Central and Eastern European markets with an aggregate population of approximately 50 million people. CME's broadcast operations are located in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action, bTV Lady and Ring.bg), Croatia (Nova TV, Doma and Nova World), the Czech Republic (TV Nova, Nova Cinema, Nova Sport and MTV Czech), Romania (PRO TV, PRO TV International, Acasa, PRO Cinema, Sport.ro, MTV Romania and PRO TV Chisinau Moldova), the Slovak Republic (TV Markíza and Doma) and Slovenia (POP TV, Kanal A and the POP NON STOP subscription package). CME's broadcast operations are supported by its production and distribution division, Media Pro Entertainment, as well as its New Media division, which operates Voyo, the pan-regional video-on-demand service.

CME is traded on the NASDAQ Global Select Market and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cme.net or contact:

Romana Wyllie
Vice President of Corporate Communications
Central European Media Enterprises
+420 242 465 525
romana.wyllie@cme.net

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except share and per share data)

	For the Year Ended
	December 31,
	2011	2010
Net revenues	$864,782	$737,134
Operating expenses:
Operating costs	136,018	123,339
Cost of programming	445,802	390,303
Depreciation of property, plant and equipment	52,954	54,415
Amortization of broadcast licenses and other intangibles	34,881	25,987
Cost of revenues	669,655	594,044
Selling, general and administrative expenses	119,587	119,816
Impairment charge	68,748	397
Operating income	6,792	22,877
Interest expense, net	(158,704)	(131,267)
Foreign currency exchange loss, net	(31,124)	(5,030)
Change in fair value of derivatives	7,281	1,164
Other income	1	357
Loss from continuing operations before tax	(175,754)	(111,899)
Provision for income taxes	(3,850)	(5,025)
Loss from continuing operations	(179,604)	(116,924)
Discontinued operations, net of tax	—	(3,922)
Gain on disposal of discontinued operations	—	217,619
Income from discontinued operations	—	213,697
Net (loss) / income	(179,604)	96,773
Net loss attributable to noncontrolling interests	4,993	3,402
Net (loss) / income attributable to CME Ltd.	$(174,611)	$100,175

PER SHARE DATA:
Net (loss) / income per share
Continuing operations attributable to CME Ltd. - Basic and diluted	$(2.71)	$(1.77)
Discontinued operations attributable to CME Ltd. - Basic and diluted	—	3.34
Net (loss) / income attributable to CME Ltd - Basic and diluted	$(2.71)	$1.57

Weighted average common shares used in computing per share amounts (000's):
Basic	64,385	64,029
Diluted	64,385	64,029

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
(US$ 000's, except share and per share data)

	For the Three Months Ended
	December 31,
	2011	2010
Net revenues	$276,882	$257,413
Operating expenses:
Operating costs	33,282	39,513
Cost of programming	132,058	121,693
Depreciation of property, plant and equipment	11,969	13,885
Amortization of broadcast licenses and other intangibles	11,488	7,297
Cost of revenues	188,797	182,388
Selling, general and administrative expenses	31,443	32,725
Impairment charge	68,748	397
Operating (loss) / income	(12,106)	41,903
Interest expense, net	(32,150)	(38,701)
Foreign currency exchange loss, net	(32,576)	(28,872)
Change in fair value of derivatives	2,681	3,425
Other income	770	557
Loss before tax	(73,381)	(21,688)
Provision for income taxes	(3,844)	(3,754)
Net loss	(77,225)	(25,442)
Net loss / (income) attributable to noncontrolling interests	4,834	(674)
Net loss attributable to CME Ltd.	$(72,391)	$(26,116)

PER SHARE DATA:
Net loss per share
Net loss attributable to CME Ltd - Basic and diluted	$(1.12)	$(0.41)

Weighted average common shares used in computing per share amounts (000's):
Basic	64,393	64,358
Diluted	64,393	64,358

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(US$ 000's)

	December 31, 2011	December 31, 2010
ASSETS
Cash and cash equivalents	$186,386	$244,050
Other current assets	351,903	368,035
Total current assets	538,289	612,085
Property, plant and equipment, net	217,367	250,902
Goodwill and other intangible assets, net	1,633,388	1,816,943
Other non-current assets	292,725	260,620
Total assets	$2,681,769	$2,940,550
LIABILITIES AND EQUITY
Accounts payable and accrued liabilities	$240,048	$224,058
Current portion of long-term debt and other financing arrangements	1,058	13,562
Other current liabilities	14,469	5,456
Total current liabilities	255,575	243,076
Long-term portion of long-term debt and other financing arrangements	1,323,311	1,346,222
Other non-current liabilities	84,941	103,500
Total liabilities	$1,663,827	$1,692,798

EQUITY
Common Stock	$5,151	$5,149
Additional paid-in capital	1,404,648	1,377,803
Accumulated deficit	(425,702)	(233,818)
Accumulated other comprehensive income	17,595	77,745
Total CME Ltd. shareholders' equity	1,001,692	1,226,879
Noncontrolling interests	16,250	20,873
Total equity	$1,017,942	$1,247,752
Total liabilities and equity	$2,681,769	$2,940,550

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(US$ 000's)

	For the Year Ended
	December 31,
	2011	2010
Net cash generated from / (used in) continuing operating activities	$29,638	$(49,614)
Net cash used in continuing investing activities	(42,698)	(456,770)
Net cash (used in) / generated from financing activities	(38,168)	7,338
Net cash used in discontinued operations - operating activities	—	(5,921)
Net cash generated from discontinued operations - investing activities	—	307,790
Impact of exchange rate fluctuations on cash and cash equivalents	(6,436)	(4,727)
Net decrease in cash and cash equivalents	$(57,664)	$(201,904)

Net cash generated from / (used in) continuing operating activities	$29,638	$(49,614)
Capital expenditure, net of proceeds from disposals	(33,101)	(45,872)
Free cash flow	$(3,463)	$(95,486)

Supplemental disclosure of cash flow information:
Cash paid for interest	$111,802	$100,901
Cash paid for income taxes (net of refunds)	$6,315	$14,714

Segment Data

We manage our business on a divisional basis, with three reportable segments: Broadcast, Media Pro Entertainment (our production and distribution division) and New Media.

We evaluate the performance of our segments based on Net revenues and OIBDA. OIBDA, which includes program rights amortization costs, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in their OIBDA, include stock-based compensation and certain other items.  We believe OIBDA is useful to investors because it provides a more meaningful representation of our performance, as it excludes certain items that do not impact either our cash flows or the operating results of our operations.  OIBDA is also used as a component in determining management bonuses. Intersegment revenues and profits have been eliminated in consolidation.  OIBDA may not be comparable to similar measures reported by other companies.

Below are tables showing our Net revenues and OIBDA by segment for the three and twelve months ended December 31, 2011 and 2010, together with a reconciliation of OIBDA to our Condensed Consolidated Statement of Operations:

	For the Year		For the Three Months
(US $000'S)	Ended December 31,		Ended December 31,
	2011	2010	2011	2010
Net revenues
Broadcast:
Bulgaria	$93,732	$61,753	$30,373	$29,313
Croatia	61,502	51,350	19,053	16,659
Czech Republic	285,865	265,018	90,212	91,878
Romania	159,387	157,416	46,962	48,241
Slovak Republic	101,973	90,391	34,834	31,532
Slovenia	72,519	64,799	23,628	23,549
Total Broadcast	$774,978	$690,727	$245,062	$241,172
Media Pro Entertainment	$187,224	$140,797	$60,649	$47,929
New Media	$15,764	$11,193	$5,285	$4,132
Intersegment revenues[5]	(113,184)	(105,583)	(34,114)	(35,820)
Total net revenues	$864,782	$737,134	$276,882	$257,413

5 Reflects revenues earned by the Media Pro Entertainment segment through sales to the Broadcast segment. All other revenues are third party revenues.

	For the Year		For the Three Months
(US $000'S)	Ended December 31,		Ended December 31,
	2011	2010	2011	2010
OIBDA
Broadcast:
Bulgaria	$12,897	$(2,071)	$7,682	$9,049
Croatia	4,659	2,368	3,798	948
Czech Republic	140,386	122,818	52,795	48,371
Romania	25,939	25,997	8,568	6,408
Slovak Republic	9,968	(1,001)	8,284	3,954
Slovenia	19,602	18,427	8,205	9,578
Divisional operating costs	(2,361)	(2,123)	(644)	(806)
Total Broadcast	$211,090	$164,415	$88,688	$77,502
Media Pro Entertainment	$3,996	$(3,005)	$2,293	$1,058
New Media	$(2,558)	$(6,542)	$565	$(173)
Central	(41,851)	(44,062)	(9,882)	(12,939)
Elimination	(3,675)	(3,483)	(499)	(672)
Total OIBDA	$167,002	$107,323	$81,165	$64,776

(US $000's)	For the Year		For the Three Months
Reconciliation to Condensed Consolidated Statement of	Ended December 31,		Ended December 31,
Operations:	2011	2010	2011	2010

Total OIBDA	$167,002	$107,323	$81,165	$64,776
Depreciation of property, plant and equipment	(56,581)	(58,062)	(13,035)	(15,179)
Amortization of intangible assets	(34,881)	(25,987)	(11,488)	(7,297)
Impairment charge	(68,748)	(397)	(68,748)	(397)
Operating income / (loss)	$6,792	$22,877	$(12,106)	$41,903
Interest expense, net	(158,704)	(131,267)	(32,150)	(38,701)
Foreign currency exchange loss, net	(31,124)	(5,030)	(32,576)	(28,872)
Change in fair value of derivatives	7,281	1,164	2,681	3,425
Other income	1	357	770	557
Provision for income taxes	(3,850)	(5,025)	(3,844)	(3,754)
Loss from continuing operations	$(179,604)	$(116,924)	$(77,225)	$(25,442)